Exhibit 10.12

FIFTH AMENDMENT TO LOAN AGREEMENT

(CROSS DEFAULT AGREEMENT)

This Fifth Amendment to Loan Agreement (this “Amendment”) is made this 23rd day of May, 2012, by and among METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation (“Lender”), WEST BEACH STREET WATSONVILLE, LLC, a California limited liability company (“WBSW”), WEST GONZALES ROAD OXNARD, LLC, a California limited liability company (“WGRO”), DALTON LANE WATSONVILLE, LLC, a California limited liability company (“DLW”), and KEYSVILLE ROAD PLANT CITY, LLC, a Florida limited liability company (“KRPC”) (hereafter referred to collectively as “Borrower”), and GLADSTONE LAND CORPORATION, a Maryland corporation as successor to Gladstone Land Corporation, a Delaware corporation (the “Guarantor”), with reference to the following recitals of fact:

A. Lender, WBSW, WGRO, DLW, KRPC and Guarantor are parties to that certain Loan Agreement executed as of December 30, 2010, as amended by that certain First Amendment to Loan Agreement executed as of February 3, 2011, as further amended by that certain Second Amendment to Loan Agreement executed as of July 5, 2011, as further amended by that certain Third Amendment to Loan Agreement dated December 15, 2011, and as further amended by that certain Fourth Amendment to Loan Agreement dated April 3, 2012 (collectively, the “Loan Agreement”). The Loan Agreement was executed in connection with a loan (the “Loan”) made by Lender to WBSW, WGRO, DLW and KRPC evidenced by that certain note dated December 30, 2010 payable to the order of Lender in the original principal amount of up to $45,200,000, as amended by that certain First Amendment to Promissory Note executed as of February 3, 2011, as further amended by that certain Second Amendment to Promissory Note executed as of July 5, 2011, and as further amended by that certain Third Amendment to Promissory Note executed as of April 3, 2012 (collectively, the “Note”). The Note is secured by (i) a Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing dated December 30, 2010 executed by WBSW for the benefit of Lender (the “Santa Cruz Deed of Trust”), encumbering certain real and personal property in Santa Cruz County, California (the “Santa Cruz Property”) and more particularly described therein, (ii) a Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing dated February 3, 2011 executed by WGRO for the benefit of Lender (the “Ventura Deed of Trust”), encumbering certain real and personal property in Ventura County, California (the “Ventura Property”) and more particularly described therein, (iii) a Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing dated July 5, 2011 executed by DLW for the benefit of Lender (the “Dalton Deed of Trust”), encumbering certain real and personal property in Santa Cruz County, California (the “Dalton Property”) and more particularly described therein, and (iv) a Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filings executed by KRPC for the benefit of Lender (the “Keysville Mortgage”), encumbering certain real and personal property in Hillborough County, Florida (the “Keysville Property”) and more particularly described therein. Guarantor has guaranteed the payment and performance of the Loan pursuant to that certain Loan Guaranty Agreement dated as of December 30, 2010 (the “Guaranty”).

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B. San Andreas Road Watsonville, LLC, a California limited liability company (“SARW”), an affiliate of Borrower and Guarantor, is obtaining a loan from Lender in the principal amount up to Four Million Seven Hundred Eighty-Five Thousand and NO/100 Dollars ($4,785,000.00) under Lender’s loan no. 195530 (the “SARW Loan”). Due to the common control of Borrower and SARW and the inter-relationships among Borrower, Guarantor and SARW, it is a condition of the SARW Loan that it be cross-dafaulted with the Loan and the Loan be cross-defaulted with the SARW Loan (the “Cross-Default”).

C. The parties enter into this Amendment to confirm the Cross-Default. Capitalized terms not otherwise defined herein shall have the meaning given in the Loan Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, Guarantor and Lender hereby agree as follows:

1. Status of Existing Loan. Borrower and Guarantor acknowledge for the benefit of Lender that the Note, as amended by the Note Amendment, the Loan Agreement, as amended by this Amendment, the Santa Cruz Deed of Trust, the Ventura Deed of Trust, the Dalton Deed of Trust, the Keysville Mortgage and any additional documents required by Lender or executed by any Borrower in connection with the Loan (collectively, the “Loan Documents”) are all valid and binding obligations enforceable in accordance with their terms, and that Borrower has no offset or defense against the indebtedness evidenced by the Note, as amended, or any of the obligations set forth in the Loan Documents.

2. Cross Default. Borrower agrees that of the Loan shall be cross-defaulted with the SARW Loan. Accordingly, a default under the Loan or any of the Loan Documents or Security Documents shall constitute an event of default under the SARW Loan, and likewise, a default under the SARW Loan shall constitute a default and Event of Default under the Note and the Security Documents.

3. Consent of Guarantor. Guarantor hereby consents to the Cross-Default of the Loan, pursuant to the terms of this Agreement, and further, consents to the execution by all parties of this Amendment and any other documents or modifications to documents contemplated hereby. Guarantor agrees that Guaranty remains in full force and effect with regard to all disbursements of the Loan and the Loan Documents as so modified.

4. Miscellaneous. Borrower and Lender hereby agree that all references in the Loan Agreement and the Security Documents to Loan Documents shall be deemed to include this Amendment.

5. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be an original and all of which, when combined, shall constitute one and the same instrument.

6. Reaffirmation. Except as specifically amended by this Amendment, the Loan Agreement shall remain unmodified and in full force and effect. Borrower and Guarantor hereby reaffirm for the benefit of Lender, each and every of the terms and provisions of the Loan Agreement, as amended by this Amendment, and as originally set forth therein.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

“Borrower”

WEST BEACH STREET WATSONVILLE, LLC, a California limited liability company

By:	Gladstone Land Limited Partnership,
a Delaware limited partnership,
its Manager

	By:	Gladstone Land Corporation,
a Maryland corporation,
its General Partner

		By:	/s/ David Gladstone
David Gladstone,
Its Chief Executive Officer

WEST GONZALES ROAD OXNARD, LLC, a California limited liability company

By:	Gladstone Land Limited Partnership,
a Delaware limited partnership,
its Manager

	By:	Gladstone Land Corporation,
a Maryland corporation,
its General Partner

		By:	/s/ David Gladstone
David Gladstone,
Its Chief Executive Officer

[Signatures continue on following page.]

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DALTON LANE WATSONVILLE, LLC, a California limited liability company

By:	Gladstone Land Limited Partnership,
a Delaware limited partnership,
its Manager

	By:	Gladstone Land Corporation,
a Maryland corporation,
its General Partner

		By:	/s/ David Gladstone
David Gladstone,
Its Chief Executive Officer

KEYSVILLE ROAD PLANT CITY, LLC, a Florida limited liability company

By:	Gladstone Land Limited Partnership,
a Delaware limited partnership,
its Manager

	By:	Gladstone Land Corporation,
a Maryland corporation,
its General Partner

		By:	/s/ David Gladstone
David Gladstone,
Its Chief Executive Officer

“Guarantor”

GLADSTONE LAND CORPORATION, a Maryland corporation

By:	/s/ David Gladstone
David Gladstone,
Its Chief Executive Officer

[Signatures continue on following page.]

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“Lender”

METROPOLITAN LIFE INSURANCE
COMPANY, a New York corporation

By	/s/ Leon A. Moreno

Printed Name:	Leon A. Moreno

Title:	Director

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